SUPPLEMENT DATED MARCH 23, 2020 TO THE FOLLOWING

PROSPECTUSES (AS SUPPLEMENTED) DATED MAY 1, 2019

New York Life Elite Variable Annuity

New York Life Essentials Variable Annuity

New York Life Flexible Premium Variable Annuity II

New York Life Flexible Premium Variable Annuity III

New York Life Income Plus Variable Annuity

New York Life Income Plus Variable Annuity II

Facilitator Multi-Funded Retirement Annuity

New York Life Premier Variable Annuity

New York Life Premier Variable Annuity II

New York Life Premier Plus Variable Annuity

New York Life Premier Plus Variable Annuity II

New York Life Premium Plus Variable Annuity

New York Life Premium Plus II Variable Annuity

New York Life Premium Plus Elite Variable Annuity

New York Life Variable Annuity

TO THE FOLLOWING PROSPECTUS DATED MAY 1, 2009

New York Life Select Variable Annuity

TO THE FOLLOWING PROSPECTUSES DATED MAY 1, 2008

New York Life (formerly MainStay) Plus Variable Annuity New York Life (formerly MainStay) Plus II Variable Annuity	New York Life (formerly MainStay) Premium Plus Variable Annuity New York Life (formerly MainStay) Premium Plus II Variable Annuity New York Life (formerly MainStay) Select Variable Annuity

INVESTING IN THE FOLLOWING SEPARATE ACCOUNTS

NYLIAC MFA Separate Account-I NYLIAC MFA Separate Account-II	NYLIAC Variable Annuity Separate Account-III NYLIAC Variable Annuity Separate Account-IV

This supplement revises and, to the extent inconsistent therewith, replaces information contained in the prospectuses (the “Prospectuses”) for the variable annuity policies offered through the separate accounts listed above. You should read this information carefully and retain this supplement for future reference together with the Prospectus for your policy. This supplement is not valid unless it is read in conjunction with the Prospectus for your policy. All capitalized terms used but not defined herein have the same meaning as those included in the Prospectuses.

This supplement describes the following changes, effective March 23, 2020. These changes expand certain rights currently available under your Policy in response to the public emergency created by the COVID-19 pandemic. New York Life reserves the right to discontinue these changes at any time.

1.	Surrender Charges

All references to surrender charges in the Prospectuses are modified as follows:

●

We will not assess a surrender charge for policies issued to policyowners age 75 and under on amounts you withdraw in any Policy Year that are less than or equal to the greatest of (i) 15% of the Accumulation Value as of the last Policy Anniversary (15% of the premium payment if the withdrawal is made in the first Policy Year) less any prior surrender charge free withdrawals during the Policy Year; (ii) 15% of the Accumulation Value at the time of withdrawal, less any prior surrender charge free withdrawals during the Policy Year; or (iii) the Accumulation Value less accumulated premium payments.

●

For New York Life Premier Variable Annuity and New York Life Premier Variable Annuity II policies only: We will not assess a surrender charge for policies issued to policyowners ages 76 to 80, on amounts you withdraw in any Policy Year that are less than or equal to the greatest of (i) 55% of the Accumulation Value as of the last Policy Anniversary (55% of the premium payment if the withdrawal is made in the first Policy Year); (ii) 55% of the Accumulation Value at the time of the withdrawal, less any prior surrender charge free withdrawals during the Policy Year; or (iii) the Accumulation Value less accumulated premium payments.

Surrenders have tax consequences. Please refer to the Federal Tax Matters section of your Prospectus, or your tax advisor, for more information. Surrenders can also affect the value of other benefits under your policy, including benefits available through riders. Please refer to the Distributions Under the Policy section of your Prospectus for more information.

2.	Your Right to Cancel (“Free Look”)

If your policy was issued on or after February 11, 2020, all references to the Free Look in the Prospectuses are modified as follows:

●	You can cancel the policy within 60 days of delivery of the policy or such longer period as required under state law.

New York Life Insurance and Annuity Corporation (a Delaware Corporation)

51 Madison Avenue, New York, New York 10010